UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 11, 2006
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15827 (Commission File Number)	38-3519512 (IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan (Address of principal executive offices)	48111 (Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION
Item 2.02. Results of Operations and Financial Condition.
     Several senior executives of Visteon Corporation (the “Company”) are expected to make a presentation on January 11, 2006 to investors and security analysts at the Automotive Analysts of New York 2006 Detroit Automotive Conference in Dearborn, Mich., which will include a discussion of the Company’s strategy and financial outlook, including an estimate of its financial results for fiscal year 2005. In connection with such presentation, the Company is making available the presentation slides attached hereto as Exhibit 99.1, which are incorporated herein by reference.
     The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 2.05. Costs Associated with Exit or Disposal Activities.
     On January 11, 2006, the Company announced a three-year improvement plan that involves the restructuring of certain underperforming and non-strategic plants and businesses to improve operating performance and other cost reductions efforts. This plan is expected to affect up to 23 facilities.
     The Company anticipates incurring costs related to this restructuring plan in the fourth quarter of 2005 and future periods. Costs likely to be incurred are generally expected to include severance and benefits costs, contract termination costs, production transfer costs and impairment of the facilities and equipment involved. Cumulative costs associated with this restructuring plan are currently estimated to be approximately $800 million, of which approximately $250 million is expected to be non-cash costs and approximately $400 million is expected to be reimbursable under the escrow agreement with Ford Motor Company. However, the precise timing and amount of these costs are likely to change as the details of the plan are finalized over the plan period.
     Statements contained in this report, which are not historical fact, constitute “Forward-Looking Statements.” Actual results may differ materially due to numerous important factors that are described in the Company’s most recent report to the SEC on Form 10-Q, which may be revised or supplemented in subsequent reports to the SEC on Forms 10-K and 8-K. The Company does not intend or assume any obligation to update any forward-looking statement.
Item 2.06. Material Impairments.
     The information set forth under Item 2.05 above relating to impairment charges is incorporated herein by reference.

SECTION 7 – REGULATION FD
Item 7.01. Regulation FD Disclosure.
     See “Item 2.02. Results of Operations and Financial Condition” above.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Presentation slides from the Company’s webcast presentation at the Automotive Analysts of New York 2006 Detroit Automotive Conference to be held on January 11, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: January 11, 2006	By:	/s/ William G. Quigley III
William G. Quigley III
Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Presentation slides from Visteon Corporations’ webcast presentation at the Automotive Analysts of New York 2006 Detroit Automotive Conference to be held on January 11, 2006.